U.S. SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                  FORM 8-K


                               CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 1, 2000


                                eCom.com, Inc.
         (Exact name of registrant as specified in its charter)


                                   Colorado
      (State or jurisdiction of  incorporation or organization)


                                   000-9071
                           (Commission File Number)


                                  74-2026624
                (I.R.S. Employer Identification Number)


3900 Birch Street, Suite 113, Newport Beach, California         92660
  (Address of principal executive offices)                  (Zip Code)


             Registrant's telephone number:  (877) 613-3131


650 West Georgia Street, Suite 315, Vancouver, British Columbia V6B 4N7
       (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

Effective on June 1, 2000, the Registrant has moved its principal executive offices to 3900 Birch Street, Suite 113,
Newport Beach, California 92660.  The telephone number for the
Registrant will remain (877) 613-3131.


                                SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            eCom.com, Inc.



Dated: June 6, 2000                         By: /s/  Sidney B. Fowlds
                                            Sidney B. Fowlds, President